UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 8.01

Other Events

On February 20, 2019, Rise Gold Corp. issued a news release announcing that further to the news release dated February 15, 2019 and the intention to raise up to C$2.0 million through the issuance of up to 20,000,000 units at a price of C$0.10 per Unit, with each Unit comprising one share of common stock and one-half of one share purchase warrant (the “Offering”), it wishes to make additional Canadian prospectus exemptions available for wider participation by investors in the Offering.

The Offering will be conducted pursuant to available prospectus exemptions including sales to accredited investors, family members, close friends and business associates of directors and officers of the Corporation, to purchasers who have obtained suitability advice from a registered investment dealer pursuant to the exemption set out in BC Instrument 45-536 (Exemption from prospectus requirement for certain distributions through an investment dealer) (the “Investment Dealer Exemption”) and to existing shareholders of the Corporation pursuant to the exemption set out in British Columbia Securities Commission BC Instrument 45- 534 (Exemption from prospectus requirement for certain trades to existing security holders) (the “Existing Shareholder Exemption”).

The Existing Shareholder Exemption is available to shareholders residing in all Canadian jurisdictions.  Shareholders of record of the Corporation as at February 15, 2019 (the “Record Date”) are eligible to participate under the Existing Shareholder Exemption.  To rely upon the Existing Shareholder Exemption, the subscriber must: a) have been a shareholder of the Corporation on the Record Date and continue to hold shares of the Corporation until the date of closing of the Offering, b) be purchasing the Shares as a principal and for their own account and not for any other party, and c) may not subscribe for more than $15,000 of securities from the Corporation in any 12 month period unless they have first received advice from a registered investment dealer regarding the suitability of the investment.

Additional information is provided in the news release, a copy of which is included as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

News release dated February 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer